EXHIBIT 10.1
                                AGENCY AGREEMENT

June 22, 2004

Adsero Corp.
2085 Hurontario Street
Suite 300
Mississauga, Ontario
L5A 4G1

Attention:        William Smith
                  Chief Financial Officer

Dear Sirs:
Re:      Offering of Special Warrants
The undersigned, DGM Bank & Trust Inc. (the "AGENT"), understands that Adsero Corp. (the "CORPORATION") proposes to issue and sell (the "OFFERING"), subject to the terms and conditions set out below, up to 4,250,000 special warrants (the "SPECIAL WARRANTS") at a price of US$1.00 per Special Warrant (the "PURCHASE PRICE"), for maximum gross proceeds of US$4,250,000. The proceeds of the Second Offering (as subsequently defined) will be held in escrow pending the closing of the acquisition by the Corporation of Teckn-O-Laser Global Inc.

Upon and subject to the terms and conditions set forth herein, the Corporation hereby appoints the Agent to act as the Corporation's exclusive Agent to effect the sale of the Special Warrants under the Offering, and the Agent hereby agrees to act as the agent of the Corporation for such purposes and to effect such sale of the Special Warrants on its behalf on a best efforts basis to Purchasers (as hereinafter defined) of the Special Warrants resident in the United States, the Canadian Offering Jurisdictions (as hereinafter defined) or in those other jurisdictions outside of Canada where the Special Warrants may be lawfully sold pursuant to the terms and conditions hereof. Sale of the Special Warrants to Purchasers who are resident in the United States, if any, will only occur in the Second Offering (as hereinafter defined) and will be made solely to accredited investors in compliance with Rule 5.06 of Regulation D under the Securities Act of 1933, as amended, and all sales of the Special Warrants to Purchasers who are not resident in the United States will be made in compliance with Regulation S under the Securities Act of 1933, as amended. It is understood and agreed that the Agent is under no obligation to purchase any of the Special Warrants, although the Agent may subscribe for Special Warrants if it so desires.

The Offering shall be comprised of a first offering consisting of up to 750,000 Special Warrants (the "FIRST OFFERING") and a second offering consisting of up to 3,500,000 Special Warrants (the "SECOND OFFERING"). In the First Offering, each Special Warrant is exercisable, for no additional consideration, to receive one A unit ("A UNIT"). Each A Unit consists of one share of common stock (US$.001 par value) in the capital of the Corporation (a "COMMON SHARE") and one common share purchase warrant (each whole common share purchase warrant, a "WARRANT") of the Corporation. In the Second Offering, each Special Warrant is exercisable, for no additional consideration, to receive one B Unit ("B UNIT"). Each B Unit consists of one Common Share and one-half of a Warrant. Each Warrant will entitle the holder to purchase one Common Share at a price of US$1.50 at any time prior to 5:00 p.m. (eastern standard time) on the date that is twenty-four (24) months from the First Closing Date (as hereinafter defined). The Special Warrants shall be exercisable by the holder at any time on or before 5:00 p.m. (eastern standard time) on the date (the "EXPIRY DATE") that is 30 days following the First Closing Date. Special Warrants that are not exercised prior to 5:00 p.m. (eastern standard time) on the Expiry Date will be deemed exercised immediately prior thereto without any further action by the holder.


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                                   DEFINITIONS

In this Agreement, in addition to the terms defined above, the following terms shall have the following meanings:

"AGREEMENT" means the agreement resulting from the acceptance by the Corporation of the offer made hereby;

"BROKER WARRANTS" shall have the meaning ascribed thereto in subparagraph 2(a);

"BUSINESS DAY" means a day which is not a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Canada;

"CANADIAN OFFERING JURISDICTIONS" means each of the provinces of Canada;

"CLOSING" means the closing on the First Closing Date or the Second Closing Date of the transaction of purchase and sale in respect of the Special Warrants as contemplated by this Agreement;

"CLOSING TIMES" means 11:00 a.m. (eastern standard time) on the First Offering Closing Date and the Second Offering Closing Date or such other time on such dates as the Corporation and the Agent may agree;

"FIRST OFFERING CLOSING DATE" means June 30, 2004 or such other date as the Corporation and the Agent may mutually agree upon in writing for the Closing of the First Offering;

"INDEMNIFIED PARTY" shall have the meaning ascribed thereto in subparagraph (a);

"INTELLECTUAL PROPERTY" shall have the meaning ascribed thereto in subparagraph
(a)(xix);

"LICENCES" shall have the meaning ascribed thereto in subparagraph (a)(xix);

"MATERIAL   LEASED   PREMISES"  shall  have  the  meaning  ascribed  thereto  in subparagraph (a)(xxi);

"MISREPRESENTATION",   "MATERIAL   FACT",   "MATERIAL   CHANGE",   "SUBSIDIARY",
"AFFILIATE", "ASSOCIATE", and "DISTRIBUTION" have the respective meanings ascribed thereto in the Securities Act (Ontario);

"PERSON"  means  any  individual,   corporation,   partnership,  joint  venture,
association, trust or other legal entity;


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

"PURCHASERS" means the persons (which may include the Agent) who, as purchasers, acquire Special Warrants by duly completing, executing and delivering Subscription Agreements and permitted assignees or transferees of such persons from time to time;

"SECURITIES LAWS" means all applicable securities laws in each of the United States, the Canadian Offering Jurisdictions and in any other jurisdiction in which the Offering may be offered or sold, and the respective regulations, rules and instruments made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, orders, blanket rulings and other regulatory instruments of the securities regulatory authorities in such jurisdictions;

"SECOND OFFERING CLOSING DATE" means July 31, 2004 or such other date as the Corporation and the Agent may mutually agree upon in writing for the Closing of the Second Offering;

"SUBSCRIPTION AGREEMENT" means a subscription agreement in the form agreed upon by the Agent and the Corporation pursuant to which Purchasers agree to subscribe for and purchase the Special Warrants herein contemplated and shall include, for greater certainty, all schedules thereto;

"SUBSIDIARY" shall have the meaning ascribed thereto in subparagraph (a)(ii);

"UNDERLYING SECURITIES" means the Common Shares and Warrants issuable upon exercise of the Special Warrants; and

"WARRANT SHARES" means the Common Shares issuable on exercise of the Warrants.


                              TERMS AND CONDITIONS

      1. (a) SALE ON EXEMPT BASIS. The Agent hereby agrees to use its best efforts to arrange for Purchasers of the Special Warrants:

      in    the  Canadian   Offering   Jurisdictions   in  compliance  with  all
            applicable Securities Laws; and

      in    such  other   jurisdictions   in  compliance   with  all  applicable
            securities laws of such other jurisdictions.

      APPOINTMENT OF CO-AGENTS AND SUB-AGENTS.  The Corporation  agrees that the
            Agent will be permitted to appoint other registered dealers (or other dealers duly qualified in their respective jurisdictions) as co-agents or sub-agents to form an agency group to assist in the Offering and to participate in the soliciting of offers to purchase Special Warrants. The Corporation agrees that the Agent will have the exclusive right to select agency group members and to control agency group arrangements and may determine the remuneration payable to such other dealers appointed by it (provided that the Agent shall be responsible for the payment of such remuneration) provided that any co-agent or sub-agent appointed by the Agent pursuant to this subparagraph 0(b) shall comply with the representations, warranties and covenants of the Agent in subparagraphs (b)(i), (ii) and (iii) hereof.


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

      FILINGS. The Corporation undertakes to file or cause to be filed all forms or undertakings required to be filed by the Corporation in connection with the purchase and sale of the Special Warrants so that the distribution of the Special Warrants may lawfully occur without the necessity of filing a prospectus or an offering memorandum in the United States or Canada, and the Agent undertakes to use its commercially reasonable best efforts to cause Purchasers of Special Warrants to complete any forms required by applicable Securities Laws. All fees payable in connection with such filings shall be at the expense of the Corporation. The Agent will notify the Company prior to offering to sell the Special Warrants to Purchasers in a specific State, Province or other jurisdiction to ensure compliance with all applicable regulatory requirements with respect to the offering of securities in such jurisdictions.

      NO    OFFERING  MEMORANDUM.  Neither the  Corporation nor the Agent shall;
            (i) provide to prospective purchasers any document or other material that would constitute an offering memorandum within the meaning of applicable Securities Laws; or (ii) engage in any form of general solicitation or general advertising in connection with the offer and sale of the Special Warrants, including but not limited to, causing the sale of the Special Warrants to be advertised in any newspaper, magazine, printed public media or similar medium of general and regular paid circulation, broadcast over radio, television or telecommunications, including electronic display, relating to the offer and sale of the Special Warrants or Underlying Securities whose attendees have been invited by general solicitation or advertising.

      2. (b) COMMISSION. In consideration of the Agent's services in (i) obtaining Purchasers for the Special Warrants and assisting in the completion of the Offering of Special Warrants contemplated by this Agreement; (ii) distributing, both directly and through other registered dealers and brokers, the Special Warrants in the United States, the Canadian Offering Jurisdictions and any other jurisdiction in which the Special Warrants or Underlying Securities shall be offered or sold; and (iii) all other matters in connection with the issue and sale of the Special Warrants in the United States, the Canadian Offering Jurisdictions and any other jurisdiction in which the Special Warrants or Underlying Securities shall be offered or sold, the Corporation shall pay to the Agent at Closing a commission equal to 10% of the gross proceeds realized by the Corporation in respect of the sale of the Special Warrants, subject to subparagraph 2 (b), and the gross proceeds raised by the Corporation from the date hereof up to and including the Second Offering Closing Date, excluding subordinated debt (such as the proposed Dancap Private Equity Inc. transaction) and bank financing (the "COMMISSION"). The Agent may elect to receive the Commission in cash or in the form of Special Warrants representing 10% of the Special Warrants sold pursuant to the Offering, or some combination thereof as elected by the Agent in written notice to the Corporation. The obligation of the Corporation to pay the Commission shall arise at the Closing and the Commission shall be fully earned by the Agent at that time.


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

      (b) PRESIDENT'S LIST. The Corporation acknowledges that an amount equivalent to the cash component of the Commission will be withheld from the proceeds of the Offering in respect of the Commission. The Corporation and the Agent will agree upon a president's list of investors that will include management and existing shareholders as set out in Schedule "A" to this Agency Agreement (the "PRESIDENT'S LIST"). If any person on the President's List subscribes for Special Warrants, the Commission shall be reduced to 5% with respect to the amount of such subscription. The Corporation reserves the right to add persons to the President's List until the Second Offering Closing Date and all such additions will be submitted to the Agent in writing at the time of effecting such additions.

      (c) BROKER WARRANTS. The Corporation shall issue to the Agent at Closing that number of Special Warrants that is equal to 10% of the Special Warrants sold in each of the First Offering and the Second Offering (the "BROKER WARRANTS").

      (d) WORK FEE. Provided that aggregate gross proceeds of not less than US$500,000 are realized by the Corporation in respect of the sale of the Special Warrants in the First Offering, the Corporation shall issue to the Agent 100,000 Common Shares on the First Offering Closing Date.

      (e) BREAK FEE. The Corporation shall pay to the Agent a fee of US$212,500, together with all of the Agent's expenses and disbursements if the Corporation decides not to proceed with the Offering, except where the decision not to proceed is directly related to the gross negligence or malfeasance of the Agent or due to Agent's failure to raise gross proceeds of US$4,250,000 inclusive of proceeds raised from President's List subscribers.

3. FIRST RIGHT OF REFUSAL - FUTURE FINANCINGS. Provided that aggregate gross proceeds of at least US$750,000 are realized by the Corporation in respect of the sale of the Special Warrants, the Corporation shall grant to the Agent a right of first refusal to act as lead agent or underwriter or lead advisor with respect to any offering of securities or any acquisitions, dispositions or takeovers, where the Corporation is the acquiror or the target, where an investment dealer or advisor is involved or proposes to be involved, during the period ending 24 months after the Second Offering Closing Date. The Agent shall have a period of ten (10) days from the date of receipt of written notice from the Corporation of any such proposed financing or transaction, in which notice the Corporation shall set forth in reasonable detail the terms of such proposed offering or transaction, to provide written notice to the Corporation that the Agent intends to exercise its right of first refusal. If the Agent does not give written notice within such ten (10) day period, it shall be deemed to have waived its right in respect of such transaction. Should the Agent fail, or be deemed to fail, to give notice within ten (10) days of the receipt of the Corporation's notice, the Corporation may then make other arrangements to engage another source to obtain financing or advice on terms no less favourable to the Corporation than as set out in the written notice for a period of sixty (60) days thereafter. The Agent's waiver of its right in respect of any one or more transactions will not constitute a waiver of its right of first refusal in respect of any other transaction. If another party is not engaged in connection with a transaction where the Agent waives or is deemed to have waived its right of first refusal within sixty (60) days following the date on which the ten (10) day period set forth above expires, the transaction shall be deemed to be a new transaction requiring the Corporation to give written notice to the Agent as set forth above.


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

4. COVENANTS. The Corporation hereby covenants to the Agent and to the Purchasers and their permitted assigns and acknowledges that each of them is relying on such covenants in purchasing Special Warrants, that the Corporation shall:

      (a) prior to the Closing, make available to the Agent and its representatives all corporate, business and operating records and financial information and to provide access to key officers in order to permit the Agent to make a complete due diligence investigation of the business and affairs of the Corporation, the Subsidiary and Teckn-O-Laser Inc.;

      (b) duly execute and deliver the Special Warrants and the Broker Warrants at the Closing Time, and comply with and satisfy all terms, conditions and covenants therein contained to be complied with or satisfied by the Corporation;

      (c) use its best efforts to fulfil or cause to be fulfilled, at or prior to each of the First Offering Closing Date and the Second Offering Closing Date, each of the conditions set out in paragraph 8;

      (d) ensure that the Special Warrants shall be duly and validly created, authorized and issued on payment of the purchase price therefor, and shall have attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Subscription Agreements;

      (e) ensure that the Common Shares and the Warrants, shall, upon issuance, in the case of the Common Shares, be duly issued as fully paid and non-assessable securities in the capital of the Corporation, and in the case of the Warrants be validly created, and shall have attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Subscription Agreements;

      (f) ensure that at all times prior to the expiry thereof, sufficient Common Shares are allotted and reserved or deposited for issuance upon the due exercise of the Special Warrants, the Warrants and the Broker's Warrants, as the case may be;

      (g) except for securities issuances related to the Teckn-O-Laser Global Inc. acquisition, the proposed Dancap Private Equity Inc. transaction, and a present obligation to issue 50,000 common shares to its US Securities Counsel, not issue or announce the issuance of any Common Shares or other securities exercisable, convertible or exchangeable into Common Shares (other than pursuant to the exercise or conversion of securities outstanding as of the date hereof) without the prior consent of the Agent, which consent shall not be unreasonably withheld, until the Expiry Date;


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

      (h) as soon as practicable following the closing of the Second Offering, file a registration statement with the Securities and Exchange Commission with respect to the primary issuance or resale from time to time of the Common Shares issuable upon exercise of the Special Warrants, the Warrants and the Broker Warrants on the terms and conditions set out in the Subscription Agreements;

      shall obtain prior to the  applicable  Closing,  all consents,  approvals, permits, authorizations or filings as may be required under Securities Laws necessary for the execution and delivery of this Agreement, the certificates representing the Special Warrants and the certificates representing the Broker Warrants have been made or obtained, as applicable;

5. MATERIAL CHANGES DURING DISTRIBUTION. During the period from the date hereof to the completion of distribution of the Underlying Securities issuable on the exercise of the Special Warrants, the Corporation shall promptly notify the Agent (and, if requested by the Agent, confirm such notification in writing) of any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation. The Corporation shall in good faith discuss with the Agent any fact or change in circumstances (actual, anticipated, contemplated or threatened, and financial or otherwise) which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Agent pursuant to this paragraph 5.

      6. (c) REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation represents and warrants to the Agent and to the Purchasers, and acknowledges that each of them is relying upon such representations and warranties in purchasing Special Warrants, that:

      the Corporation has been duly incorporated and is validly existing under the laws of the State of Delaware, has all requisite power and authority and is duly qualified to carry on its business as now conducted and to own its properties and assets and the Corporation has all requisite power and authority to carry out its obligations under this Agreement, the certificates representing the Special Warrants and the certificates representing the Broker Warrants;

      excluding a Canadian acquisition subsidiary to be formed in connection with the Teckn-O-Laser Global Inc. acquisition, the Corporation has no material subsidiary (as defined in the Business Corporations Act (Ontario)) or any investment in any person which is or would be material to the business and affairs of the Corporation on a consolidated basis other than Adsero Canada Corp. (formerly Reink Canada Corp.) (the "SUBSIDIARY");

      all of the issued and outstanding shares of the Subsidiary are owned by the Corporation, and the Subsidiary has been duly incorporated and is validly existing under the laws of its jurisdiction of incorporation and has all requisite power and authority and is duly qualified to carry on its business as now conducted and to own its properties and assets;


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

     except as otherwise set forth in its SEC Reports, including any financial statements contained therein, the Corporation and the Subsidiary are the absolute legal and beneficial owner of, and have good and marketable title to, all of their respective material assets, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever and no other property rights are necessary for the conduct of the Corporation's or the Subsidiary's business and there are no restrictions on the ability of the Corporation or the Subsidiary to use, transfer or otherwise exploit any such property rights, and neither the Corporation nor the Subsidiary knows of any claim or basis for a claim that may adversely affect such rights;

     except as otherwise set forth in its SEC Reports, including any financial statements contained therein, any and all agreements pursuant to which the Corporation or the Subsidiary hold their assets are valid and subsisting agreements in full force and effect, enforceable in accordance with their respective terms, the Corporation or the Subsidiary are not in material default of any of the provisions of any such agreements nor has any such default been alleged and such assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situate, all leases and licences pursuant to which the Corporation or the Subsidiary derives its interest in such assets are in good standing and there has been no material default under any such leases and any taxes required to be paid with respect to such assets to the date hereof have been paid;

     except as otherwise set forth in its SEC Reports, including any financial statements contained therein, the Corporation and the Subsidiary do not have any responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any person with respect to their property rights;

     except as otherwise  set forth in its SEC Reports,  including any financial statements contained therein, no legal or governmental proceedings are pending to which the Corporation or the Subsidiary is a party or to which its property is subject that would result individually or in the aggregate in any material adverse change in the operation, business or condition of the Corporation or the Subsidiary and, to the knowledge of the Corporation, no such proceedings have been threatened against or are contemplated with respect to the Corporation or the Subsidiary or with respect to the respective property of the Corporation and the Subsidiary;


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

   the execution  and  delivery  of  each of this Agreement,  the  Subscription
            Agreements, the certificates representing the Special Warrants and the certificates representing the Broker Warrants, the performance by the Corporation of its obligations hereunder or thereunder, the issue and sale of the Special Warrants hereunder and the consummation of the transactions contemplated in this Agreement, including the issuance and delivery of the Underlying Securities, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both): (A) any statute, rule or regulation applicable to the Corporation including, without limitation, the Securities Laws; (B) the constating documents, by-laws or resolutions of the directors or shareholders of the Corporation which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Corporation or the Subsidiary is a party or by which it is bound; or (D) any judgment, decree or order binding the Corporation or the Subsidiary or the property or assets of the Corporation or the Subsidiary;

 the audited   consolidated   financial  statements  of  the  Corporation as at
            and for the year  ended  December  31,  2003 have been  prepared  in accordance with United States generally accepted accounting principles, and present fully, fairly and correctly in all material respects the financial position of the Corporation as at the its date thereof and the results of its operations and the changes in its financial position for the periods then ended;

  since March  31,  2004 (A)   there  has  been no  material   adverse   change
            (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation on a consolidated basis; and (B) except for the Teckn-O-Laser Global Inc. transaction and the proposed Dancap Private Equity Inc. transaction, no transaction has been entered into or proposed by the Corporation or the Subsidiary which is or would be material to the Corporation or the Subsidiary other than in the ordinary course of business;

  no order,  ruling or  determination   having  the  effect  of  suspending the
            sale or ceasing the trading in any securities of the Corporation has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened by any regulatory authority;

  as at the First  Offering  Closing   Date  and  as  at the  Second   Offering
            Closing Date, except as contemplated by this Agreement, the Teckn-O-Laser Global Inc. transaction, and the proposed Dancap Private Equity Inc. transaction, and other than as disclosed in the Corporation's SEC Reports or audited consolidated financial statements of the Corporation for the year ended December 31, 2003, no holder of outstanding shares in the capital of the Corporation will be entitled to any pre-emptive or any similar rights to subscribe for any of the Common Shares or other securities of the Corporation and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares in the capital of the Corporation or the Subsidiary are outstanding;

  except as set forth in the Corporation's SEC Reports or disclosed to the Agent in writing, since March 31, 2004 neither the Corporation nor the Subsidiary;

        has paid or declared any dividends or incurred any material capital expenditure or made any commitment therefor,

        has incurred any obligation or liability, direct or indirect, contingent or otherwise that remains outstanding, except in the ordinary course of business and which is not, and which in the aggregate are not, material, or has entered into any material  transaction (other than the Teckn-O-Laser
            Global Inc. transaction, the proposed Dancap Private Equity Inc. transaction or any transaction in the ordinary course of business);

     except as set forth in the Corporation's  SEC Reports,  or disclosed to the
            Agent in writing, or related to the Teckn-O-Laser Global Inc. acquisition, or the proposed Dancap Private Equity Inc. transaction, none of the Corporation or the Subsidiary has approved, is contemplating, has entered into any agreement in respect of, or has any knowledge of:

      the purchase of any material assets or any interest therein or the sale, transfer or other disposition of any property or any interest therein currently owned, directly or indirectly, by the Corporation or the Subsidiary whether by asset sale, transfer of securities or otherwise, a change of control (by sale or transfer of Common Shares or sale of all or substantially all of the assets of the Corporation or the Subsidiary or otherwise) of the Corporation or the Subsidiary, or a proposed or planned disposition of Common Shares by any principal shareholder of the Corporation;

     except as disclosed in the Corporation's SEC reports or to the Agent in writing, to the best of the knowledge of the Corporation and the Subsidiary, none of the directors or officers of the Corporation or the Subsidiary or any associate or affiliate of any of the foregoing had, has or intends to have any material interest, direct or indirect, in the transactions contemplated by this Agreement or in any proposed material transaction with the Corporation or the Subsidiary which, as the case may be, materially affects, is material to or will or may reasonably be expected to materially affect the Corporation or the Subsidiary;

      each of  the   Corporation  and  the  Subsidiary  has  conducted  and  is conducting its business in material compliance with all applicable federal, provincial, state and municipal laws, regulations and other lawful requirements of any governmental or regulatory body of each jurisdiction in which it carries on business and has not received a notice of non-compliance, or knows of, or has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws or regulations which would have a material adverse effect on the Corporation or the Subsidiary;

     except as set forth in the Corporation's  SEC Reports,  there is no action, proceeding or investigation (whether or not purportedly on behalf of the Corporation or the Subsidiary) pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation or the Subsidiary at law or in equity or before any federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign, which could in any way materially adversely affect the Corporation or the Subsidiary or the condition of the Corporation or the Subsidiary or which questions the validity of the issue of the Special Warrants, Broker Warrants or Underlying Securities or any action taken or to be taken by the Corporation pursuant to or in connection with this Agreement;

      the minute books of the Corporation and the Subsidiary, all of which have been made available to the Agent or its counsel, are complete and accurate in all material respects;

      each of the  Corporation  and the Subsidiary  has all licenses,  permits, authorizations and other approvals (collectively, "LICENSES") and the proprietary rights provided in law to all patents, trademarks, copyrights, industrial designs, software, firmware, trade secrets, know-how, show-how, concepts, information and other intellectual and industrial property (collectively, "INTELLECTUAL PROPERTY") necessary to permit it to conduct its business, except where the failure to do so would not have a material adverse effect on the Corporation or the Subsidiary;

      each of the Corporation and the Subsidiary is the holder of and in good standing under all of its material Licenses and is the exclusive owner of material Intellectual Property free and clear of any encumbrances which would have a material adverse effect on the Corporation or the Subsidiary, and has no knowledge of any claim of adverse ownership in respect thereof;

      with respect to each leased premises which is material to the Corporation and the Subsidiary and which the Company or Subsidiary occupies as tenant (the "MATERIAL LEASED PREMISES"), the Corporation or Subsidiary occupies the Material Leased Premises and has the exclusive right to occupy and use the Material Leased Premises;

      each of the leases  pursuant to which the  Corporation  or the Subsidiary occupies the Material Leased Premises is in good standing and in full force and effect, and neither the Corporation nor the Subsidiary is in breach of any material covenants, conditions or obligations contained therein;

      each of the Corporation and the Subsidiary has not used or permitted to be used any of the Material Leased Premises or any other premises which the Corporation or the Subsidiary occupies as tenant or any of its owned properties or facilities, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any pollutants, contaminants, chemicals or industrial toxic or hazardous wastes or substances;

     except as disclosed to the Agent in writing, the properties and the operations of the Corporation and the Subsidiary comply in all material respects with all applicable federal, state, provincial and local environmental, health and safety statutes, regulations and permits, none of such properties or operations is subject to any judicial or administrative proceeding alleging the violation of any federal, state, provincial or local environmental, health or safety statute or regulation or, to the knowledge of the Corporation, is subject to any investigation;

      the website  of the  Corporation  and the  Subsidiary  does not  contain
            material   information  with  respect  to  the  Corporation  or  the
            Subsidiary which is incomplete, incorrect or omits a fact so as to render such information misleading;

     except as set forth in the Corporation's SEC Report or disclosed in writing to the Agent, neither the Corporation nor the Subsidiary owes any money to, nor has the Corporation or the Subsidiary any present loans to, or borrowed any monies from, or is otherwise indebted to any officer, director, employee, shareholder or any person not dealing at "arms length" (as such term is defined in the Income Tax Act (Canada)) with the Corporation except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of the Corporation and the Subsidiary;

     except as set forth in the Corporation's SEC Report or disclosed to the Agent in writing, neither the Corporation nor the Subsidiary is a party to any contract, agreement or understanding with any officer, director, employee, shareholder or any other person not dealing with it at "arm's length" (as such term is defined in the Income Tax Act (Canada)), other than employment agreements;

      each of the  Corporation  and the  Subsidiary  has  filed  all  necessary federal, provincial, state, local and foreign tax returns and notices and has paid or made provision for all applicable taxes of whatever nature to the extent such taxes have become due or have been alleged to be due and the Corporation is not aware of any material tax deficiencies or material interest or penalties accrued or accruing, or alleged to be accrued or accruing thereon which have not otherwise been provided for by the Corporation and the Subsidiary;

     except as  set  forth  in  the  Corporation's  SEC  Reports,   neither  the
            Corporation nor the Subsidiary has made any loans to or guaranteed the obligations of, any person other than the Corporation or the Subsidiary;

     except as  set  forth  in the  Corporation's  SEC  Reports  and  except  as disclosed to the Agent in writing, to the best of the knowledge of the Corporation, no present or former officer, director or shareholder of the Corporation or the Subsidiary has any cause of action, or other claim whatsoever, against, or owes any amount to, the Corporation or the Subsidiary other than for any liabilities reflected in the audited consolidated financial statements of the Corporation for the year ended December 31, 2003 and claims in the ordinary and normal course of the business of the Corporation or the Subsidiary such as for accrued vacation pay and accrued benefits under any employee plans;

     except as set forth in the Corporation's SEC Reports,  other than the usual customary health benefit plan for all employees or as otherwise disclosed to the Agent in writing, there is presently no material plan in place for retirement bonus, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, incentive or otherwise contributed to or required to be contributed to, by the Corporation or the Subsidiary for the benefit of any current or former director, officer, employee or consultant of the Corporation or the Subsidiary and, to the extent that any such employee benefit plan is in place, each such employee plan has been maintained in compliance with its terms and with the requirements by any and all statutes, orders, rules and regulations that are applicable to each such employee plan; neither the Corporation nor the Subsidiary currently has and has not had any pension plan;

     except as  set  forth  in  the  Corporation's  SEC  Reports,  all  material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, pension plan premiums, accrued wages, salaries and commissions and employee benefit plan payments have been reflected in the books and records of the Corporation and the Subsidiary and the Corporation is up-to-date with respect to all statutory remittances required in respect thereof;

      neither the Corporation nor the Subsidiary has made any contracts with any labour union or employee association nor made commitments to or conducted negotiations with any labour union or employee association with respect to any future agreement and the Corporation is not aware of any current attempts to organize or establish any labour union or employee association nor is there any certification of any such union with regard to a bargaining unit;

      this Agreement  has been duly  authorized,  executed and delivered by the
            Corporation and constitutes a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

      each of this Agreement, the Subscription Agreements, the Special Warrants and the Broker Warrants has been duly authorized and constitutes, or upon execution and delivery thereof will constitute, a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

      all necessary corporate action has been taken by the Corporation to allot and authorize the issuance of the Special Warrants, the Underlying Securities, the Warrant Shares, and the Broker Warrants and, upon due exercise of the Special Warrants and the exercise of the Warrants and the Broker Warrants in accordance with the provisions thereof, the Common Shares and Warrant Shares (as the case may be) will be validly issued as fully paid and non-assessable securities in the capital of the Corporation;

      the authorized capital of the Corporation consists of 100,000,000 Common
            Shares, $.001 par value per share, and 20,000,000 shares of Preferred Stock, $.0001 par value per share, of which 10,925,755 Common Shares and no Preferred Shares are issued and outstanding. All of the issued and outstanding common shares are fully paid and non-assessable;

      other than the Agent (and its co-agents or sub-agents) there is no person acting or purporting to act at the request or on behalf of the Corporation, that is entitled to any brokerage or finder's fee in connection with the transactions contemplated by this Agreement;

      the Corporation has duly complied with all the terms, covenants and conditions of this Agreement on its part to be complied with through the date hereof; and

      the Corporation and the Subsidiary have not withheld, and will not withhold, from the Agent any facts relating to the Corporation, the Subsidiary or to the Offering of the Special Warrants that would be material to a prospective purchaser of the Special Warrants.

      REPRESENTATIONS,  WARRANTIES AND COVENANTS OF THE AGENT.  The Agent hereby represents, warrants and covenants to the Corporation and acknowledges that the Corporation is relying upon such representations and warranties, that:

      in respect of the offer and sale of the Special Warrants, the Agent will comply with all applicable Securities Laws and all applicable laws of the jurisdictions in which it offers Special Warrants;

      the Agent and its representatives have not engaged in or authorized, and will not engage in or authorize, any form of general solicitation or general advertising in connection with or in respect of the Special Warrants or the Underlying Securities in any newspaper, magazine, printed media of general and regular paid circulation or any similar medium, or broadcast over radio or television or otherwise or conducted any seminar or meeting concerning the offer or sale of the Special Warrants or the Underlying Securities whose attendees have been invited by any general solicitation or general advertising;

      the Agent has not and will not solicit offers to purchase or sell the Special Warrants so as to require the filing of a prospectus with respect thereto or the provision of a contractual right of action under the laws of any jurisdiction; and

      the Agent is an "accredited  investor" as defined in Ontario  Securities
            Commission Rule 45-501.

      It is understood and agreed that the Corporation and, for purposes of the opinions to be delivered pursuant to paragraph 8, counsel to the Corporation, will rely on the accuracy and truth of the representations and warranties set forth in this subparagraph 6(b).

7. SPECIAL WARRANT CLOSING DELIVERIES. The purchase and sale of the Special Warrants shall be completed at the Closing Times at the offices of Beard Winter LLP, Toronto, or at such other place as the Agent and the Corporation may agree upon. At or prior to the Closing Times, the Corporation shall duly and validly deliver to the Agent, certificates in definitive form representing Special Warrants, registered in the names of such Purchasers or as indicated on their respective Subscription Agreements, against payment at the direction of the Corporation of the subscription price therefor, in lawful money of the United States by certified cheque or banker's draft.

8. SPECIAL WARRANT CLOSING CONDITIONS. Each Purchaser's obligation to purchase the Special Warrants, as the case may be, at the Closing Time shall be conditional upon the fulfilment at or before the Closing Time of the following conditions:

      the Agent shall have received at the Closing Time certificates dated the
            Closing Date, signed by an appropriate officer or officers of the Corporation addressed to the Agent and its counsel, with respect to the articles and by-laws of the Corporation, the resolutions of the Corporation's board of directors relating to this Agreement, the Special Warrants, the Broker Warrants and the transactions contemplated hereby and thereby, the incumbency and specimen signatures of signing officers and such other matters as the Agent may reasonably request;

      the Subscription  Agreements,  the certificates  representing the Broker
            Warrants and the certificates representing the Special Warrants shall have been executed and delivered by the parties thereto in form and substance satisfactory to the Agent and its counsel, acting reasonably;

      the Agent shall have received favourable legal opinions addressed to the Agent, in form and substance satisfactory to the Agent's counsel, dated the Closing Date, from Gottbetter & Partners LLP, counsel for the Corporation and, where appropriate, counsel in the Canadian Offering Jurisdictions or foreign jurisdictions as necessary, on which counsel in turn may rely, and as to matters of fact, on certificates of auditors, public officials and officers of the Corporation, with respect to the following matters:

      as to the  incorporation  and subsistence of the Corporation  under the laws of the State of Delaware and as to the corporate power of the Corporation to carry on its business as presently carried on, to own its properties and to carry out its obligations under this Agreement, the Subscription Agreements and the Broker Warrants and to issue the Special Warrants, the Underlying Securities, the Warrant Shares and the Broker Warrants;

      as to the incorporation and subsistence of the Subsidiary under the laws of its jurisdiction of incorporation and as to the corporate power of the Subsidiary to carry on its business as presently carried on and to own its properties;

      as to the authorized capital of the Corporation and the Subsidiary, the issued and outstanding capital of the Corporation and the registered holders of the issued and outstanding capital of the Subsidiary;

      none of the execution and delivery of this  Agreement,  the  Subscription
            Agreements, the certificates representing the Special Warrants and the Broker Warrants, the performance by the Corporation of its obligations hereunder and thereunder, or the sale or issuance of the Special Warrants, the Underlying Securities and the Broker Warrants will conflict with or result in any breach of the constating documents or by-laws of the Corporation;

      each of this Agreement, the Subscription Agreements, the certificates representing the Special Warrants, and the certificates representing the Broker Warrants has been duly authorized, executed and delivered by the Corporation, and constitutes a valid and legally binding agreement of the Corporation enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and the qualification that the enforceability of rights of indemnity and contribution may be limited by applicable law;

      the Underlying Securities have been authorized and allotted for issuance to the holders of the Special Warrants and the Agent (as the case may be) and, upon the due exercise of the Special Warrants, the Warrants and the Broker Warrants in accordance with the provisions thereof, the Common Shares forming part of the Underlying Securities and the Warrant Shares will be validly issued as fully paid and non-assessable securities in the capital of the Corporation;

      the Special Warrants have been validly executed and issued by the Corporation;

      the issuance and sale by the Corporation of the Special  Warrants to the
            Purchasers and the Broker Warrants to the Agent are exempt from the prospectus requirements of applicable Securities Laws and no documents are required to be filed (other than specified forms accompanied by requisite filing fees), proceedings taken or approvals, permits, consents or authorizations obtained under the applicable Securities Laws to permit such issuance and sale; and the issuance of the Underlying Securities, the Warrant Shares upon the exercise of the Special Warrants, the Warrants and the Broker
            Warrants (as the case may be) is exempt from the prospectus requirements of applicable Securities Laws subject to certain provisos and specified resale restrictions;

      the certificates representing the Special Warrants, Broker Warrants and Warrants comply with applicable corporate law; and

      such other matters as the Agent's legal counsel may reasonably request prior to the Closing Time;

      the Agent  shall  have  received   certificates  of  status  or  similar
            certificates with respect to the jurisdiction in which each of the Corporation and the Subsidiary is incorporated.

9. RIGHTS OF TERMINATION

      LITIGATION.  If  any  enquiry,   action,  suit,   investigation  or  other
            proceeding whether formal or informal is instituted or threatened or any order is made by any federal, provincial, state or other governmental authority in relation to the Corporation or any of the officers or directors of the Corporation or any of its principal security holders which, in the reasonable opinion of the Agent, operates to prevent or restrict the distribution or trading of the Special Warrants or the Underlying Securities which may reasonably be seen to materially and adversely affect the financial markets or the business, affairs or profitability of the Corporation or the future market price or the present or future value of the securities of the Corporation, the Agent shall be entitled, at its option and in accordance with subparagraph (j) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by them to purchase Special Warrants, as the case may be) by notice to that effect given to the Corporation any time prior to the Closing Time.

      DISASTER OUT CLAUSE. In the event that prior to the Closing Time there should develop, occur or come into effect any occurrence of national or international consequence or any event, action, condition, law, governmental regulation, inquiry or other occurrence of any nature whatsoever which, in the sole opinion of the Agent, adversely affects or involves, or may adversely affect or involve, the Canadian financial markets or the business, affairs or profitability of the Corporation, the Agent shall be entitled at its option, in accordance with subparagraph (j) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by written notice to that effect given to the Corporation prior to the Closing Time.

      CHANGEIN MATERIAL FACT. In the event that prior to the Closing Time there should occur any material change, there should be discovered any previously undisclosed material fact, or there should occur any material change such as is contemplated by paragraph 5, which, in the reasonable opinion of the Agent, has or could reasonably be expected to have a material adverse effect on the business, affairs or profitability of the Corporation or on the market price or value of the Special Warrants or the Underlying Securities, the Agent shall be entitled, at its option, in accordance with subparagraph
            (j), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by written notice to that effect given to the Corporation prior to the Closing Time.

      NON-COMPLIANCE WITH CONDITIONS. The Corporation agrees that all terms and conditions in this Agreement shall be construed as conditions and complied with so far as the same relate to acts to be performed or caused to be performed by the Corporation that it will use its best efforts (or all commercially reasonable efforts, as applicable) to cause such conditions to be complied with, and any breach or failure by the Corporation to comply with any of such conditions shall entitle the Agent, at its option in accordance with subparagraph
            (j), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by notice to that effect given to the Corporation at or prior to the Closing Time. The Agent may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Agent only if the same is in writing and signed by it.

      CEASE TRADE ORDER. In the event that any order to cease trading in securities of the Corporation is made or threatened by a securities regulatory authority, the Agent shall be entitled, at its option, in accordance with subparagraph (j) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by written notice to that effect given to the Corporation prior to the Closing Time.

      DUE DILIGENCE INVESTIGATION. In the event that the Agent, in its sole discretion, is not satisfied with the results of its due diligence review and investigation of the Corporation, the Agent shall be entitled, at its option, in accordance with subparagraph (j), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by written notice to that effect given to the Corporation prior to the Closing Time.

      MARKETOUT CLAUSE.  In the event that the state of the financial markets is such that, in the sole opinion of the Agent, it would be unprofitable to offer or continue to offer for sale the Special Warrants, the Agent shall be entitled, at its option, in accordance with subparagraph (j), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by written notice to that effect given to the Corporation prior to the Closing Time.

      INVESTIGATIONS.  In the event  that  there is any  inquiry,  action,  suit proceeding or investigation (whether formal or informal, instituted or announced or threatened) in relation to the Corporation, or any of the directors, officers or principal shareholders of the Corporation, the Agent shall be entitled, at its option, in accordance with subparagraph (j), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by written notice to that effect given to the Corporation prior to the Closing Time.

      REPRESENTATIONS AND WARRANTIES. In the event that any representation or warranty given by the Corporation in this Agreement is or becomes untrue, false or misleading, the Agent shall be entitled, at its option, in accordance with subparagraph (j), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants, as the case may be) by written notice to that effect given to the Corporation prior to the Closing Time.

      EXERCISE OF TERMINATION RIGHTS. The rights of termination contained in subparagraphs (a) to (i) may be exercised by the Agent and are in addition to any other rights or remedies the Agent may have in respect of any default, act or failure to act or non-compliance by the Corporation in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Agent to the Corporation or on the part of the Corporation to the Agent except in respect of any liability for acts or omissions prior to such termination under paragraphs 0, 0 and 0.

10. EXPENSES. Whether or not the sale of the Special Warrants or the issuance of the Underlying Securities upon exercise of such Special Warrants is completed, all expenses of or incidental to the issue and delivery of the Special Warrants and the Underlying Securities or incidental to all matters in connection with the transactions herein set out shall be borne by the Corporation, including, without limitation, expenses in connection with the issuance and sale of the Special Warrants, all fees required under the Securities Laws, the fees and expenses of counsel to the Corporation and all local counsel selected by the Corporation, the reasonable fees and expenses of counsel to the Agent (inclusive of disbursements and all applicable GST), the fees and expenses of the Corporation's transfer agent (if any), the fees and expenses of all trust companies or outside consultants (if any), all out-of-pocket expenses of the Agent (including travel expenses), all costs incurred in connection with the preparation for and holding of information meetings and all costs incurred in connection with the preparation and printing of documentation required in connection with the sale of the Special Warrants. The Agent shall provide detailed invoices to the Corporation evidencing its expenses and shall return any funds not required to pay such expenses to the Corporation forthwith after completion of the transactions contemplated herein. Out-of-pocket expenses of the Agent (other than the fees and expenses of the Agent's counsel) in excess of $2,000 shall be pre-approved in writing by the Corporation. The Corporation acknowledges that an amount will be withheld from the proceeds of the Offering in respect of the Agent's out-of-pocket expenses.

11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All warranties, representations, covenants and agreements herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transaction herein contemplated shall survive the purchase and sale of the Special Warrants and the exercise of such Special Warrants for the Underlying Securities by the Purchasers and continue in full force and effect for the benefit of the Purchasers for a period of two years from the last Closing Date and shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in connection with the purchase and sale of the Special Warrants, or otherwise.

      12. (d) INDEMNITY. The Corporation shall indemnify and save harmless the Agent and/or any of its affiliates and subsidiaries and the directors, officers, employees, agents, consultants and shareholders of each of the Agent and/or any of its affiliates or subsidiaries (each an "INDEMNIFIED PARTY") from and against any and all expenses, losses (other than loss of profits), claims, actions, damages or liabilities, joint or several (including the aggregate amount paid in settlement of any actions, suits, proceedings or claims and the fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any claim that may be made against an Indemnified Party) to which the Indemnified Party may become subject or otherwise involved in any capacity under any statute or common law or otherwise insofar as such expenses, losses, claims, damages, liabilities or actions arise out of or are based, directly or indirectly, upon the performance of professional services rendered to the Corporation by any Indemnified Party hereunder or otherwise in connection with the issue and sale of the Special Warrants in the United States, the Canadian Offering Jurisdictions and any other jurisdiction in which the Special Warrants or Underlying Securities may be offered or sold, provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:

      an Indemnified Party has been negligent or dishonest or has committed any fraudulent act or engaged in wilful misconduct in the course of such performance or has breached any material provision of this Agreement; and

      the expenses,  losses,  claims,  damages  or  liabilities,  as to  which
            indemnification   is  claimed   were   caused  by  the   negligence,
            dishonesty, fraud, wilful misconduct or material breach of Agreement referred to in clause (i).

The Corporation hereby agrees to waive any right it may have of first requiring the Agent and/or any Indemnified Person to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming under this indemnity.

      NOTIFICATION  OF  CLAIMS.   Promptly   after  receipt  of  notice  of  the
            commencement of any legal proceeding against an Indemnified Party or after receipt of notice of the commencement of any investigation which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Corporation, the Indemnified Party will notify the Corporation in writing of the commencement thereof and the Corporation shall undertake the investigation and defence thereof on behalf of the Indemnified Party, as applicable, including the prompt employment of counsel reasonably acceptable to the Indemnified Party and the payment of all reasonable expenses. Failure by an Indemnified Party to so notify the Corporation shall not relieve the Corporation of its obligation of indemnification hereunder unless (and only to the extent that) such failure results in forfeiture by the Corporation or material impairment of its substantive rights or defences. The Corporation shall, throughout the course of any investigation as contemplated herein, provide copies of all relevant documentation to the Indemnified Party, will keep the Indemnified Party advised of the progress thereof and will discuss with the Indemnified Party all significant actions proposed. No admission of liability and no settlement of any action shall be made without the prior written consent of the Corporation and the Indemnified Party, such consent not to be unreasonably withheld or delayed.

      RIGHT OF  INDEMNITY IN FAVOUR OF OTHERS.  With respect to any  Indemnified
            Party who is not a party to this Agreement, the Agent shall obtain and hold the rights and benefits of this paragraph 0 and paragraph 0 in trust for and on behalf of such Indemnified Party.

      RETAININGCOUNSEL. Notwithstanding that the Corporation shall undertake the investigation and defence of any action, an Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:
            (a) employment of such counsel has been authorized by the Corporation; (b) the Corporation shall not have assumed the defence of the action within a reasonable period of time after receiving notice of the action; (c) the named parties to any such action include both the Corporation and an Indemnified Party and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between the Corporation and Indemnified Party, as the case may be; or (d) there are one or more legal defences available to the Indemnified Part which are different from or in addition to those available to the Corporation.

            The Corporation agrees that in case: (i) any legal proceeding shall be brought against the Corporation and/or an Indemnified Party by any governmental commission or regulatory authority or any stock exchange; or (ii) an entity having regulatory authority, either domestic or foreign, shall investigate the Corporation and/or an Indemnified Party, and any Indemnified Party shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of professional services rendered to the Corporation by the Indemnified Party, the Indemnified Party shall have the right to employ its own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including an amount to reimburse the Indemnified Party for time spent by the Indemnified Party in connection therewith on a per diem basis based on normal consulting fees) and out-of-pocket expenses incurred by the Indemnified Party in connection therewith shall be paid by the Corporation as they occur.

      13. (e) CONTRIBUTION. In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in paragraph 0 would otherwise be available in accordance with its terms but is, for any reason (other than the occurrence of any of the events set out in paragraph (a)(i) or (ii) above), held to be unavailable to or unenforceable by an Indemnified Party or enforceable otherwise than in accordance with its terms, the Corporation and the Indemnified Party shall severally contribute to the aggregate of all claims, expenses, costs and liabilities and all losses (other than loss of profits) of a nature contemplated in paragraph 0 in such proportions as is appropriate to reflect not only the relative benefits received by the Corporation on the one hand and the Indemnified Party on the other hand, but also the relative fault of the Corporation and the Indemnified Party, as well as any other relevant equitable considerations. An Indemnified Party shall not in any event be liable to contribute, in the aggregate, any amounts in excess of such aggregate fee or any portion of such fee actually received by the Agent.

      RIGHT OF CONTRIBUTION AND INDEMNITY IN ADDITION TO OTHER RIGHTS. The rights to contribution and indemnity provided in this paragraph 0 and paragraph 0 shall be in addition to and not in derogation of any other right to contribution or indemnity which an Indemnified Party may have by statute or otherwise at law and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representations of the Corporation and any Indemnified Party.

      CALCULATION OF CONTRIBUTION. In the event that the Corporation may be held to be entitled to contribution from the Agent under the provisions of any statute or at law, the Corporation shall be limited to contribution in an amount not exceeding the lesser of:

      the portion of the full amount of the loss or liability giving rise to such contribution for which the Agent is responsible, as determined in subparagraph (a) above; and

      the amount of the aggregate fee actually received by the Agent from the Corporation under this Agreement.

      NOTICE. If an Indemnified Party has reason to believe that a claim for contribution may arise, it shall give the Corporation notice of such claim in writing, as soon as reasonably possible, but failure to notify the Corporation shall not relieve the Corporation of any obligation which it may have to the Indemnified Party under this paragraph.

14. ADVERTISEMENTS. The Corporation acknowledges that the Agent shall have the right, subject always to clauses 0(a) and (d) of this Agreement, at its own expense, to place such advertisement or advertisements relating to the sale of the Special Warrants or the Underlying Securities contemplated herein (including, without limitation, posting a notice on its website) as the Agent may consider desirable or appropriate and as may be permitted by applicable law. The Corporation and the Agent each agree that they will not make or publish any advertisement in any media whatsoever relating to, or otherwise publicize, the transaction provided for herein so as to result in any exemption from the prospectus and registration requirements of applicable securities legislation in any of the Canadian Offering Jurisdictions or any other jurisdiction in which the Special Warrants or Underlying Securities shall be offered or sold being unavailable in respect of the sale of the Special Warrant to prospective purchasers.

15. NOTICES. Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a "NOTICE") shall be in writing addressed as follows:

         If to the Corporation, to:

                  Adsero Corp.
                  2085 Hurontario Street, Suite 300
                  Mississauga, Ontario
                  L4A 4G1

                  Attention:        President
                  Telecopier:       (905) 629-7025

                  with a copy to:

                  Gottbetter & Partners, LLP
                  488 Madison Ave., 12th Floor
                  New York, NY
                  10022-5718

                  Attention:        Scott E. Rapfogel
                  Telecopier:       (212) 400-6901

         If to the Agent, to:

                  DGM Bank & Trust Inc.
                  Chancery House
                  High Street
                  Bridgetown, Barbados, W.I.

                  Attention:        Gerald R. Page
                  Telecopier:       (246) 425-4944

                  with a copy to:

                  Beard Winter LLP
                  130 Adelaide St. W.
                  Suite 701
                  Toronto, Ontario
                  M5H 2K4

                  Attention:        Julian L. Doyle
                  Telecopier:       (416) 593-7760
            or to such other address as any of the parties may designate by notice given to the others.

            Each notice shall be sent to the addressee by prepaid courier or facsimile transmission and (i) a notice which is sent by prepaid courier shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by facsimile transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

16. TIME OF THE ESSENCE. Time shall, in all respects, be of the essence hereof.

17. UNITED STATES DOLLARS. All references herein to dollar amounts are to lawful money of the United States of America unless specifically stated otherwise.

18. HEADINGS. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

19. SINGULAR AND PLURAL, ETC. Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

20. ENTIRE AGREEMENT. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. This Agreement may be amended or modified in any respect by written instrument only.

21. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

22. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

23. SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Corporation, the Agent and the Purchasers and their respective executors, heirs, successors and permitted assigns; provided that, except as provided herein or in the Subscription Agreements, this Agreement shall not be assignable by any party without the written consent of the others party hereto.

24. FURTHER ASSURANCES. Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

25. EFFECTIVE DATE. This Agreement is intended to and shall take effect as of the date first set forth above, notwithstanding its actual date of execution or delivery.

26. LANGUAGE. The parties hereby acknowledge that they have expressly required this Agreement and all notices, statements of account and other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English language only. Les parties reconnaissent avoir expressment demandees que la presente Convention ainsi que tout avis, tout etat de compte et tout autre document a etre ou pouvant etre donne ou conclu en vertu des dispositions des presentes, soient rediges en langue anglaise seulement.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts, which taken together shall form one and the same agreement.

If the Corporation is in agreement with the foregoing terms and conditions, please so indicate by executing a copy of this letter where indicated below and delivering the same to the Agent. Yours very truly,

                                                DGM BANK & TRUST INC.


                                             By: /s/ Robert Reid
                                                -------------------------------
                                                Name:    Robert Reid
                                                Title:   President & C.E.O.


The foregoing is hereby accepted on the terms and conditions therein set forth.

DATED the 23rd day of June, 2004.

                                               ADSERO CORP.


                                           By: /s/ William Smith
                                               ---------------------------------
                                               Name:    William Smith
                                               Title:   Chief Financial Officer

                                  SCHEDULE "A"

                                PRESIDENT'S LIST

Mr. T. Degroote
Mr. P. Katz
Mr. T. Ferraro
Mr. P.  Trigianni
Mr. M. Benadiba
Mr.W. Karp
Mr. A. Paletta
Mr. M. Brewer
L.I.V.N.A.


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